                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) December 31, 2007

                        FARMERS & MERCHANTS BANCORP, INC.
             (Exact Name of Registrant as Specified in its Charter)

         Ohio                           000-14492                 34-1469491
(State or Other Jurisdiction    (Commission File Number)        (IRS Employer
of Incorporation)                                            Identification No.)

   307-11 N. Defiance, Archbold, Ohio                                    43502
(Address of Principal Executive Offices)                              (Zip Code)

Registrant's Telephone Number, including Area Code (419) 446-2501

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communication pursuant to Rule 13e-4(c) under the exchange Act (17-CFR 240.13e-4(c))

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

     Betty K. Young has resigned as a Director of Farmers & Merchants Bancorp, Inc. and its wholly-owned subsidiary, The Farmers & Merchants State Bank, effective as of December 31, 2007. Ms. Young previously was the President of Northwest State Community College in Archbold, Ohio. She has since relocated to Asheville, North Carolina to assume the position of President of Asheville-Buncombe Technical Community College.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto authorized.

                                        FARMERS & MERCHANTS BANCORP, INC.
                                        (Registrant)


Dated: January 2, 2008                  /s/ Paul S. Siebenmorgen
                                        ----------------------------------------
                                        Paul S. Siebenmorgen
                                        President & Chief Executive Officer


                                        /s/ Barbara J. Britenriker
                                        ----------------------------------------
                                        Barbara J. Britenriker
                                        Executive Vice President &
                                        Chief Financial Officer